EXHIBIT 99.1

Flowserve Corporation Reports Second Quarter 2026 Results

Flowserve Business System Delivers Strong Q2 Performance; Updates 2026 Guidance

DALLAS, July 29, 2026 – Flowserve Corporation (NYSE: FLS), a leading provider of flow control products and services for the global infrastructure markets, reported its financial results for the second quarter ended June 30, 2026.

Highlights:

•	Quarterly bookings of $1.35 billion, up 26% versus the prior year period, including record aftermarket bookings of $696 million

•	Operating margin of 13.0% expanded 70 basis points and adjusted[1] operating margin[2] of 15.3% expanded 70 basis points compared to the prior year period

•	Reported EPS of $0.77 and adjusted EPS[3] of $0.95

•	Updated full-year 2026 organic sales guidance to down approximately 1% reflecting the continued impact of Middle East conflict

•	Raised the low end of adjusted EPS guidance[3] to $4.05 to $4.20

Management Commentary:

“Flowserve delivered strong second quarter results, with significant bookings growth, robust operating margin expansion, and adjusted earnings per share above our initial expectations,” said Scott Rowe, Flowserve’s President and Chief Executive Officer. “ Importantly, this marks our 14th consecutive quarter of year-over-year adjusted gross margin expansion, a reflection of the structural, durable progress we’re making. These results, delivered against a dynamic market backdrop, underscore the strength of the Flowserve Business System and the power of the 3D growth strategy coupled with the commitment of our teams around the world.”

Rowe continued, “Demand across our end markets remains resilient, led by power, nuclear, and energy security investments. While our healthy project pipeline positions us for continued bookings growth, we are adjusting our full-year sales guidance to reflect geopolitical uncertainty in the Middle East and its expected impact on our run-rate business in the region during the second half of the year. At the same time, our strong earnings performance year to date and continued confidence in our ability to expand margins enable us to raise the low end of our full-year adjusted EPS guidance range. We remain firmly on track to deliver on our 2030 financial targets and create value for shareholders.”

Key Figures (unaudited):

(dollars in millions, except per share)	Q2 2026	Q2 2025	Change	YTD 2026	YTD 2025	Change
Original Equipment Bookings	$652.3	$453.3	43.9%	$1,119.5	$990.2	13.1%
Aftermarket Bookings	$695.8	$620.6	12.1%	$1,376.2	$1,309.2	5.1%

Total Bookings	$1,348.1	$1,073.9	25.5%	$2,495.7	$2,299.4	8.5%
Organic Sales[4]			(3.3%)			(6.9%)
Acquisition/Divestiture Impact			90 bps			60 bps
Foreign Exchange Impact			80 bps			220 bps

Reported Sales	$1,169.2	$1,188.1	(1.6%)	$2,237.4	$2,332.6	(4.1%)
Operating Margin	13.0%	12.3%	70 bps	12.1%	11.9%	20 bps
Adjusted Operating Margin	15.3%	14.6%	70 bps	15.2%	13.8%	140 bps
Earnings Per Share (EPS)	$0.77	$0.62	24.2%	$1.41	$1.18	19.5%
Adjusted Earnings Per Share (EPS)	$0.95	$0.91	4.4%	$1.80	$1.63	10.4%
Cash From Operations	$129.2	$154.1	($24.9)	$86.2	$104.2	($18.0)
Backlog[5]	$3,336.0	$2,853.2	16.9%	$3,336.0	$2,853.2	16.9%

2026 Guidance3:

The Company updated 2026 guidance:

	Prior	Current
Organic Sales Growth	(1%) to +2%	Approx. (1%)
Impact From Acquisition/Divestiture	Approx. +300 bps	Approx. +300 bps
Impact From Foreign Exchange Translation	Approx. +100 bps	Approx. +100 bps

Total Sales Growth	+3% to +6%	Approx. +3%

Adjusted EPS	$4.00 to $4.20	$4.05 to $4.20
Net Interest Expense	Approx. $85 million	Approx. $85 million
Adjusted Tax Rate	21% to 22%	21% to 22%
Capital Expenditures	$90 million to $100 million	Approx. $100 million

The guidance assumes tariff rates in place as of July 1, 2026, and assumes current business conditions in the Middle East, which have been impacted by armed conflict and geopolitical instability, persist for the remainder of the year.

Webcast and Conference Call Instructions:

Flowserve will host its conference call to discuss second quarter results on Thursday, July 30, 2026, at 8:30 a.m. Eastern Time. The call can be accessed by shareholders and other interested parties on Flowserve’s Investors page.

Footnotes

[1]

See Consolidated Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (unaudited) and Segment Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (unaudited) tables for a detailed reconciliation of reported results to adjusted measures.

[2]	Adjusted operating margin is calculated by dividing adjusted operating income by sales. Adjusted operating income is derived by excluding the adjusted items.
[3]

Adjusted earnings per share (EPS) excludes realignment expenses, the impact from other specific discrete and below-the-line foreign currency effects and utilizes the then-applicable foreign exchange rates and fully diluted shares. Adjusted full-year 2026 EPS guidance excludes certain other discrete items which may arise during the year.

[4]

Organic is defined as the change in sales, as defined by U.S. GAAP, excluding the impacts of currency translation and acquisitions and divestitures. The impact of currency translation is calculated by translating current year results on a monthly basis at prior year exchange rates for the same period.

[5]	Q2 and YTD 2026 backlog includes Trillium backlog of $225 million.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended June 30,
(Amounts in thousands)	2026	2025
Sales	$1,169,175	$1,188,092
Cost of sales	(784,449)	(781,510)

Gross profit	384,726	406,582
Selling, general and administrative expense	(266,318)	(265,908)
Net earnings from affiliates	33,015	5,916

Operating income	151,423	146,590
Interest expense	(25,696)	(20,253)
Interest income	5,023	2,526
Other expense, net	(12,087)	(25,003)

Earnings before income taxes	118,663	103,860
Provision for income taxes	(17,078)	(15,636)

Net earnings, including noncontrolling interests	101,585	88,224
Less: net earnings attributable to noncontrolling interests	(2,587)	(6,470)

Net earnings attributable to Flowserve Corporation	$98,998	$81,754

Net earnings per share attributable to Flowserve Corporation common shareholders:
Basic	$0.78	$0.62
Diluted	0.77	0.62
Weighted average shares - basic	127,644	130,846
Weighted average shares - diluted	128,358	131,599

Consolidated Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (Unaudited)

(Amounts in thousands, except per share data)

Three Months Ended June 30, 2026	Gross Profit	Selling, General & Administrative Expense	Net Earnings from Affiliates	Operating Income	Other Income (Expense), Net	Provision For (Benefit From) Income Taxes	Net Earnings (Loss)	Effective Tax Rate	Diluted EPS
Reported	$384,726	$266,318	$33,015	$151,423	$(12,087)	$17,078	$98,998	14.4%	0.77
Reported as a percent of sales	32.9%	22.8%	2.8%	13.0%	-1.0%	1.5%	8.5%
Realignment charges (a)	32,979	(7,751)	—	40,730	—	8,590	32,140	21.1%	0.25
Acquisition and divestiture related (b)(c)	—	(9,316)	(27,700)	(18,384)	—	2,163	(20,547)	-11.8%	(0.16)
Amortization of intangible assets (d)	1,543	(3,103)	—	4,646	—	997	3,649	21.5%	0.03
Discrete items (e)(f)	31	(215)	—	246	3,076	782	2,540	23.5%	0.02
Below-the-line foreign exchange impacts (g)	—	—	—	—	6,315	1,414	4,901	22.4%	0.04

Adjusted	$419,279	$245,933	$5,315	$178,661	$(2,696)	$31,024	$121,681	20.0%	0.95

Adjusted as a percent of sales	35.9%	21.0%	0.5%	15.3%	-0.2%	2.7%	10.4%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $5,003 is non-cash.
(b)	Charges represent $9,316 of costs associated with strategic acquisition and divestiture activities including the acquisitions of Trillium Valves and Flowserve Al Mansoori Services Company (FAMCO).
(c)	Adjustment represents a $27,700 gain recognized in Net earnings from affiliates on the remeasurement of our previously held equity interest in FAMCO.
(d)	Charges represent non-cash amortization of intangible assets.
(e)

Charges represent $246 of non-cash share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our US Qualified pension plan.

(f)	Charges include $3,076 for non-cash pension settlement accounting losses incurred in conjunction with pension plans in the United States and Canada.
(g)

Below-the-line foreign exchange impacts represent the remeasurement of foreign exchange derivative contracts as well as the remeasurement of assets and liabilities that are denominated in a currency other than a site’s respective functional currency.

Three Months Ended June 30, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income	Other Income (Expense), Net	Provision For (Benefit From) Income Taxes	Net Earnings (Loss)	Effective Tax Rate	Diluted EPS
Reported	$406,582	$265,908	$146,590	$(25,003)	$15,636	$81,754	15.1%	0.62
Reported as a percent of sales	34.2%	22.4%	12.3%	-2.1%	1.3%	6.9%
Realignment charges (a)	5,106	1,787	3,319	—	1,318	2,001	39.7%	0.02
Acquisition related (b)	752	(3,190)	3,942	—	927	3,015	23.5%	0.02
Purchase accounting step-up and intangible asset amortization (c)	2,642	(1,300)	3,942	—	1,186	2,756	30.1%	0.02
Discrete items (d)(e)	42	(382)	424	1,500	453	1,471	23.5%	0.01
Merger transaction costs (f)	—	(15,515)	15,515	—	3,649	11,866	23.5%	0.09
Below-the-line foreign exchange impacts (g)	—	—	—	20,023	2,910	17,113	14.5%	0.13

Adjusted	$415,124	$247,308	$173,732	$(3,480)	$26,079	$119,976	17.1%	0.91

Adjusted as a percent of sales	34.9%	20.8%	14.6%	-0.3%	2.2%	10.1%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $1,500 is non-cash.
(b)	Charge represents acquisition and integration related costs associated with the MOGAS acquisition.
(c)	Charge represents amortization of step-up in value of acquired inventories and acquisition related intangible assets associated with the MOGAS acquisition.
(d)

Charge represents share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our US Qualified pension plan.

(e)	Charge of $1,500 represents a pension settlement accounting loss incurred in conjunction with the freeze of our US Qualified pension plan.
(f)	Charge represents transaction costs incurred associated with the Chart Industries merger.
(g)

Below-the-line foreign exchange impacts represent the remeasurement of foreign exchange derivative contracts as well as the remeasurement of assets and liabilities that are denominated in a currency other than a site’s respective functional currency.

SEGMENT INFORMATION

(Unaudited)

	Three Months Ended June 30,
FLOWSERVE PUMPS DIVISION	2026	2025
(Amounts in millions, except percentages)
Bookings	$938.1	$723.8
Sales	814.1	818.9
Gross profit	296.1	299.2
Gross profit margin	36.4%	36.5%
SG&A	148.0	142.4
Segment operating income	181.2	162.7
Segment operating income as a percentage of sales	22.3%	19.9%

	Three Months Ended June 30,
FLOW CONTROL DIVISION	2026	2025
(Amounts in millions, except percentages)
Bookings	$417.1	$354.7
Sales	357.3	371.5
Gross profit	88.5	107.7
Gross profit margin	24.8%	29.0%
SG&A	77.5	69.9
Segment operating income	11.0	37.8
Segment operating income as a percentage of sales	3.1%	10.2%

Segment Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (Unaudited)

(Amounts in thousands)

Flowserve Pumps Division

Three Months Ended June 30, 2026	Gross Profit	Selling, General & Administrative Expense	Net Earnings from Affiliates	Operating Income
Reported	$296,141	$148,003	$33,014	$181,151
Reported as a percent of sales	36.4%	18.2%	4.1%	22.3%
Realignment charges (a)	10,521	(5,392)	—	15,913
Discrete items (b)	24	(48)	—	72
Acquisition and divestiture related (c)(e)	—	(774)	(27,700)	(26,926)
Amortization of intangible assets (d)	1,443	(1,801)	—	3,244

Adjusted	$308,129	$139,988	$5,314	$173,454

Adjusted as a percent of sales	37.8%	17.2%	0.7%	21.3%

Flow Control Division

Three Months Ended June 30, 2026	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$88,546	$77,528	$11,018
Reported as a percent of sales	24.8%	21.7%	3.1%
Realignment charges (a)	22,458	(1,735)	24,193
Discrete items (b)	5	(20)	25
Acquisition and divestiture related (c)	—	(8,427)	8,427
Amortization of intangible assets (d)	100	(1,302)	1,402

Adjusted	$111,109	$66,044	$45,065

Adjusted as a percent of sales	31.1%	18.5%	12.6%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $5,003 is non-cash.
(b)

Charges represent $97 of non-cash share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our US Qualified pension plan.

(c)

Charges represent $9,201 of costs associated with strategic acquisition and divestiture activities including the acquisitions of Flowserve Al Mansoori Services Company (FAMCO) and Trillium Valves within FPD and FCD, respectively.

(d)	Charges represent non-cash amortization of intangible assets.
(e)	Adjustment represents a $27,700 gain recognized in Net earnings from affiliates on the remeasurement of our previously held equity interest in FAMCO.

Flowserve Pumps Division

Three Months Ended June 30, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$299,229	$142,400	$162,745
Reported as a percent of sales	36.5%	17.4%	19.9%
Realignment charges (a)	1,888	(1,749)	3,637
Discrete items (b)	35	(99)	134

Adjusted	$301,152	$140,552	$166,516

Adjusted as a percent of sales	36.8%	17.2%	20.3%

Flow Control Division

Three Months Ended June 30, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$107,694	$69,922	$37,772
Reported as a percent of sales	29.0%	18.8%	10.2%
Realignment charges (a)	3,217	3,504	(287)
Acquisition related (c)	752	(3,190)	3,942
Purchase accounting step-up and intangible asset amortization (d)	2,642	(1,300)	3,942
Discrete items (b)	5	(99)	104

Adjusted	$114,310	$68,838	$45,472

Adjusted as a percent of sales	30.8%	18.5%	12.2%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $1,500 is non-cash.
(b)

Charge represents share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our US Qualified pension plan.

(c)	Charge represents acquisition and integration-related costs associated with the MOGAS acquisition.
(d)	Charge represents amortization of step-up in value of acquired inventories and acquisition related intangible assets associated with the MOGAS acquisition.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

(Amounts in thousands, except per share data)

	Six Months Ended June 30,
	2026	2025
Sales	$2,237,444	$2,332,635
Cost of sales	(1,472,877)	(1,556,719)

Gross profit	764,567	775,916
Selling, general and administrative expense	(529,718)	(509,085)
Net earnings from affiliates	36,006	11,648

Operating income	270,855	278,479
Interest expense	(46,127)	(39,428)
Interest income	6,523	4,271
Other expense, net	(5,088)	(42,262)

Earnings before income taxes	226,163	201,060
Provision for income taxes	(38,209)	(33,379)

Net earnings, including noncontrolling interests	187,954	167,681
Less: Net earnings attributable to noncontrolling interests	(7,275)	(12,022)

Net earnings attributable to Flowserve Corporation	$180,679	$155,659

Net earnings per share attributable to Flowserve Corporation common shareholders:
Basic	$1.42	$1.19
Diluted	1.41	1.18
Weighted average shares - basic	127,569	131,206
Weighted average shares - diluted	128,489	132,135

Consolidated Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (Unaudited)

(Amounts in thousands, except per share data)

Six Months Ended June 30, 2026	Gross Profit	Selling, General & Administrative Expense	Net Earnings from Affiliates	Operating Income	Other Income (Expense), Net	Provision For (Benefit From) Income Taxes	Net Earnings (Loss)	Effective Tax Rate	Diluted EPS
Reported	$764,567	$529,718	$36,006	$270,855	$(5,088)	$38,209	$180,679	16.9%	1.41
Reported as a percent of sales	34.2%	23.7%	1.6%	12.1%	-0.2%	1.7%	8.1%
Realignment charges (a)	49,481	(20,216)	—	69,697	—	13,033	56,664	18.7%	0.44
Acquisition and divestiture related (b)(c)	—	(17,904)	(27,700)	(9,796)	—	4,313	(14,109)	-44.0%	(0.11)
Amortization of intangible assets (d)	2,556	(5,347)	—	7,903	—	1,520	6,383	19.2%	0.05
Discrete items (e)(f)	62	(889)	—	951	4,576	1,301	4,226	23.5%	0.03
Below-the-line foreign exchange impacts (g)	—	—	—	—	(2,723)	(187)	(2,536)	6.9%	(0.02)

Adjusted	$816,666	$485,362	$8,306	$339,610	$(3,235)	$58,189	$231,307	19.6%	1.80

Adjusted as a percent of sales	36.5%	21.7%	0.4%	15.2%	-0.1%	2.6%	10.3%

Note: Amounts may not calculate due to rounding

(a)

Charges represent realignment costs incurred as a result of realignment programs, net of a $5,300 gain associated with a sale-leaseback transaction related to a FCD facility, and of which $5,234 is non-cash.

(b)

Charges represent $17,904 of costs associated with strategic acquisition and divestiture activities including the acquisitions of Greenray, Trillium Valves and Flowserve Al Mansoori Services Company (FAMCO).

(c)	Adjustment represents a $27,700 gain recognized in Net earnings from affiliates on the remeasurement of our previously held equity interest in FAMCO.
(d)	Charges represent non-cash amortization of intangible assets.
(e)

Charges represent discrete items including $523 of non-cash share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our US Qualified pension plan and $428 of transaction costs related to the divestiture of our asbestos-related assets and liabilities.

(f)	Charges include $4,576 for non-cash pension settlement accounting losses incurred in conjunction with pension plans in the United States and Canada.
(g)

Below-the-line foreign exchange impacts represent the remeasurement of foreign exchange derivative contracts as well as the remeasurement of assets and liabilities that are denominated in a currency other than a site’s respective functional currency.

Six Months Ended June 30, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income	Other Income (Expense), Net	Provision For (Benefit From) Income Taxes	Net Earnings (Loss)	Effective Tax Rate	Diluted EPS
Reported	$775,916	$509,085	$278,479	$(42,262)	$33,379	$155,659	16.6%	1.18
Reported as a percent of sales	33.3%	21.8%	11.9%	-1.8%	1.4%	6.7%
Realignment charges (a)	15,121	3,091	12,030	—	3,189	8,841	26.5%	0.07
Acquisition related (b)	752	(4,471)	5,223	—	1,228	3,995	23.5%	0.03
Purchase accounting step-up and intangible asset amortization (c)	6,117	(2,600)	8,717	—	2,547	6,170	29.2%	0.05
Discrete items (d)(e)	75	(765)	840	3,000	903	2,937	23.5%	0.02
Merger transaction costs (f)	—	(15,515)	15,515	—	3,649	11,866	23.5%	0.09
Below-the-line foreign exchange impacts (g)	—	—	—	31,396	5,355	26,041	17.1%	0.20

Adjusted	$797,981	$488,825	$320,804	$(7,866)	$50,250	$215,509	18.1%	1.63

Adjusted as a percent of sales	34.2%	21.0%	13.8%	-0.3%	2.2%	9.2%

Note:	Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $3,000 is non-cash.
(b)	Charge represents acquisition and integration related costs associated with the MOGAS acquisition.
(c)	Charge represents amortization of step-up in value of acquired inventories and acquisition related intangible assets associated with the MOGAS acquisition.
(d)

Charge represents share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our US Qualified pension plan.

(e)	Charge of $3,000 represents a pension settlement accounting loss incurred in conjunction with the freeze of our US Qualified pension plan.
(f)	Charge represents transaction costs incurred associated with the Chart Industries merger.
(g)

Below-the-line foreign exchange impacts represent the remeasurement of foreign exchange derivative contracts as well as the remeasurement of assets and liabilities that are denominated in a currency other than a site’s respective functional currency.

SEGMENT INFORMATION

(Unaudited)

FLOWSERVE PUMPS DIVISION	Six Months Ended June 30,
(Amounts in millions, except percentages)	2026	2025
Bookings	$1,711.4	$1,576.1
Sales	1,558.6	1,602.1
Gross profit	566.1	567.7
Gross profit margin	36.3%	35.4%
SG&A	295.2	280.1
Segment operating income	306.9	299.3
Segment operating income as a percentage of sales	19.7%	18.7%

FLOW CONTROL DIVISION	Six Months Ended June 30,
(Amounts in millions, except percentages)	2026	2025
Bookings	$791.3	$730.4
Sales	684.9	735.6
Gross profit	197.5	207.9
Gross profit margin	28.9%	28.3%
SG&A	144.8	138.6
Segment operating income	52.7	69.3
Segment operating income as a percentage of sales	7.7%	9.4%

Segment Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (Unaudited)

(Amounts in thousands)

Flowserve Pumps Division

Six Months Ended June 30, 2026	Gross Profit	Selling, General & Administrative Expense	Net Earnings from Affiliates	Operating Income
Reported	$566,068	$295,171	$36,006	$306,902
Reported as a percent of sales	36.3%	18.9%	2.3%	19.7%
Realignment charges (a)	20,609	(9,533)	—	30,142
Discrete items (b)	48	(96)	—	144
Acquisition and divestiture related (c)(e)	—	(813)	(27,700)	(26,887)
Amortization of intangible assets (d)	2,456	(2,746)	—	5,202

Adjusted	$589,181	$281,983	$8,306	$315,503

Adjusted as a percent of sales	37.8%	18.1%	0.5%	20.2%

Flow Control Division

Six Months Ended June 30, 2026	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$197,493	$144,759	$52,734
Reported as a percent of sales	28.8%	21.1%	7.7%
Realignment charges (a)	28,872	3,286	25,586
Discrete items (b)	10	(75)	85
Acquisition and divestiture related (c)	—	(16,165)	16,165
Amortization of intangible assets (d)	100	(2,601)	2,701

Adjusted	$226,475	$129,204	$97,271

Adjusted as a percent of sales	33.1%	18.9%	14.2%

Note:	Amounts may not calculate due to rounding

(a)

Charges represent realignment costs incurred as a result of realignment programs, net of a $5,300 gain associated with a sale-leaseback transaction related to a FCD facility, and of which $5,234 is non-cash.

(b)

Charges represent $229 of non-cash share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our US Qualified pension plan. (c) Charges represent $16,978 of costs associated with strategic acquisition and divestiture activities including the acquisitions of Greenray and Flowserve Al Mansoori Services Company (FAMCO) within FPD and Trillium Valves within FCD.

(d)	Charges represent non-cash amortization of intangible assets.
(e)	Adjustment represents a $27,700 gain recognized in Net earnings from affiliates on the remeasurement of our previously held equity interest in FAMCO.

Flowserve Pumps Division

Six Months Ended June 30, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$567,691	$280,080	$299,259
Reported as a percent of sales	35.4%	17.5%	18.7%
Realignment charges (a)	4,867	(751)	5,618
Discrete items (b)	63	(224)	287

Adjusted	$572,621	$279,105	$305,164

Adjusted as a percent of sales	35.7%	17.4%	19.0%

Flow Control Division

Six Months Ended June 30, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$207,881	$138,627	$69,254
Reported as a percent of sales	28.3%	18.8%	9.4%
Realignment charges (a)	10,319	3,625	6,694
Acquisition related (c)	752	(4,471)	5,223
Purchase accounting step-up and intangible asset amortization (d)	6,117	(2,600)	8,717
Discrete items (b)	9	(163)	172

Adjusted	$225,078	$135,018	$90,060

Adjusted as a percent of sales	30.6%	18.4%	12.2%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $3,000 is non-cash.
(b)

Charge represents share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our US Qualified pension plan.

(c)	Charge represents acquisition and integration-related costs associated with the MOGAS acquisition.
(d)	Charge represents amortization of step-up in value of acquired inventories and acquisition related intangible assets associated with the MOGAS acquisition.

Segment Results

(Unaudited)

Flowserve Pumps Division

(dollars in millions)	Q2 2026	Q2 2025	Change	YTD 2026	YTD 2025	Change
Organic Bookings			26.8%			5.0%
Acquisition / Divestiture Impact			1.1%			0.7%
FX Impact (a)			1.7%			2.9%

Total Bookings (b)	$938	$724	29.6%	$1,711	$1,576	8.6%
Organic Sales			(3.2%)			(6.3%)
Acquisition / Divestiture Impact			1.4%			0.9%
FX Impact (a)			1.2%			2.7%

Reported Sales (b)	$814	$819	(0.6%)	$1,559	$1,602	(2.7%)
Gross Margin	36.4%	36.5%	(10 bps )	36.3%	35.4%	90 bps
Adjusted Gross Margin (c)	37.8%	36.8%	100 bps	37.8%	35.7%	210 bps
Operating Margin	22.3%	19.9%	240 bps	19.7%	18.7%	100 bps
Adjusted Operating Margin (d)	21.3%	20.3%	100 bps	20.2%	19.0%	120 bps
Backlog (b)	$2,204	$1,981	11.3%	$2,204	$1,981	11.3%

Flowserve Control Division

(dollars in millions)	Q2 2026	Q2 2025	Change	YTD 2026	YTD 2025	Change
Organic Bookings			17.3%			6.9%
Acquisition / Divestiture Impact			0.0%			0.0%
FX Impact (a)			0.3%			1.4%

Total Bookings (b)	$417	$355	17.6%	$791	$730	8.3%
Organic Sales			(3.8%)			(7.9%)
Acquisition / Divestiture Impact			0.0%			0.0%
FX Impact (a)			0.0%			1.0%

Reported Sales (b)	$357	$371	(3.8%)	$685	$736	(6.9%)
Gross Margin	24.8%	29.0%	(420 bps )	28.8%	28.3%	50 bps
Adjusted Gross Margin (c)	31.1%	30.8%	30 bps	33.1%	30.6%	250 bps
Operating Margin	3.1%	10.2%	(710 bps )	7.7%	9.4%	(170 bps )
Adjusted Operating Margin (d)	12.6%	12.2%	40 bps	14.2%	12.2%	200 bps
Backlog (b)	$1,154	$881	30.9%	$1,154	$881	30.9%

(a)	Constant foreign exchange (FX) represents the year-over-year variance assuming 2026 results at 2025 FX rates
(b)	Bookings, sales, and backlog do not include interdivision eliminations
(c)

Adjusted gross margin is a non-GAAP financial measure. Adjusted gross margin is calculated by dividing adjusted gross profit by sales. Adjusted gross profit is derived by excluding realignment charges and other specific discrete items. See the Segment Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (unaudited)

(d)	Adjusted operating margin excludes realignment charges and other specific discrete items

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(Amounts in thousands, except par value)	June 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$731,007	$760,183
Accounts receivable, net of allowance for expected credit losses of $89,364 and $83,094, respectively	1,056,706	1,029,095
Contract assets, net of allowance for expected credit losses of $5,871 and $6,028, respectively	340,234	322,472
Inventories	832,537	789,898
Prepaid expenses and other	158,642	141,237

Total current assets	3,119,126	3,042,885
Property, plant, and equipment, net of accumulated depreciation of $1,233,503 and $1,224,912, respectively	595,446	566,751
Operating lease right-of-use asset, net	170,716	166,031
Goodwill	1,744,877	1,391,988
Deferred taxes	160,395	156,250
Other intangible assets, net	345,231	198,475
Other assets, net of allowance for expected credit losses of $66,209 and $66,047, respectively	184,497	185,820

Total assets	$6,320,288	$5,708,200

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$543,323	$554,243
Accrued liabilities	561,747	587,475
Contract liabilities	293,864	274,669
Debt due within one year	12,741	49,868
Operating lease liabilities	37,330	35,630

Total current liabilities	1,449,005	1,501,885
Long-term debt due after one year	2,122,423	1,525,210
Operating lease liabilities	145,851	149,565
Retirement obligations and other liabilities Contingencies (See Note 12)	275,552	277,216
Shareholders’ equity:
Preferred shares, $1.00 par value	—	—
Shares authorized — 1,000, no shares issued
Common shares, $1.25 par value	220,991	220,991
Shares authorized — 305,000
Shares issued — 176,793 and 176,793, respectively
Capital in excess of par value	494,925	508,890
Retained earnings	4,385,914	4,261,977
Treasury shares, at cost — 49,532 and 49,763 shares, respectively	(2,241,970)	(2,231,685)
Deferred compensation obligation	7,015	6,629
Accumulated other comprehensive loss	(607,263)	(575,405)

Total Flowserve Corporation shareholders’ equity	2,259,612	2,191,397
Noncontrolling interests	67,845	62,927

Total equity	2,327,457	2,254,324

Total liabilities and equity	$6,320,288	$5,708,200

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended June 30,
(Amounts in thousands)	2026	2025
Cash flows — Operating activities:
Net earnings, including noncontrolling interests	$187,954	$167,681
Adjustments to reconcile net earnings to net cash provided by operating activities
Depreciation	40,414	38,695
Amortization of intangible and other assets	7,903	9,589
(Gain) on remeasurement of previously held equity interest	(27,700)	—
Stock-based compensation	20,595	18,822
Foreign currency, asset write downs and other non-cash adjustments	(17,314)	(6,211)
Change in assets and liabilities:
Accounts receivable, net	6,859	(22,631)
Inventories	(4,294)	14,208
Contract assets, net	(11,161)	(28,930)
Prepaid expenses and other assets, net	17,984	13,589
Accounts payable	(52,347)	(10,414)
Contract liabilities	(10,439)	(15,254)
Accrued liabilities	(80,798)	(84,466)
Retirement obligations and other liabilities	9,801	2,196
Net deferred taxes	(1,291)	7,338

Net cash flows provided by operating activities	86,166	104,212

Cash flows — Investing activities:
Capital expenditures	(33,807)	(28,340)
Payments for acquisitions, net of cash acquired	(517,735)	—
Proceeds from disposal of assets	9,865	867
Affiliate investment activity	(2,000)	—

Net cash flows (used) by investing activities	(543,677)	(27,473)

Cash flows — Financing activities:
Proceeds from issuance of senior notes	499,320	—
Payments on term loan	(77,875)	(18,750)
Proceeds from long-term debt	74,750	—
Payment of deferred loan costs	(4,893)	—
Proceeds under revolving credit facility	150,000	50,000
Payments under revolving credit facility	(100,000)	(50,000)
Proceeds under other financing arrangements	998	3,072
Payments under other financing arrangements	(5,266)	(1,231)
Repurchases of common shares	(25,000)	(52,797)
Payments related to tax withholding for stock-based compensation	(23,011)	(11,337)
Payments of dividends	(54,838)	(55,209)
Contingent consideration payment related to acquired business	—	(15,000)
Other	529	(3,192)

Net cash flows (used) provided by financing activities	434,714	(154,444)

Effect of exchange rate changes on cash and cash equivalents	(6,379)	31,467

Net change in cash and cash equivalents	(29,176)	(46,238)
Cash and cash equivalents at beginning of period	760,183	675,441

Cash and cash equivalents at end of period	$731,007	$629,203

About Flowserve:

Flowserve Corporation is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 50 countries, the Company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the Company’s website at www.flowserve.com.

Flowserve Contacts

Investor Contacts: investorrelations@flowserve.com

Brian Ezzell, Vice President, Investor Relations, Treasurer & Corporate Finance

Olivia Webb, Director, Investor Relations

Media Contact: media@flowserve.com

Safe Harbor Statement: This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as, “may,” “should,” “expects,” “could,” “intends,” “plans,” “anticipates,” “estimates,” “believes,” “forecasts,” “predicts” or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.

The forward-looking statements included in this news release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: economic, political and other risks associated with our international operations, including military actions, trade embargoes, blockades or other closures of major trade lanes, epidemics or pandemics and changes to tariffs or trade agreements that could affect customer markets, particularly North African, Latin American, Asian and Middle Eastern markets and global oil and gas producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; global supply chain disruptions and the current inflationary environment could adversely affect the efficiency of our manufacturing and increase the cost of providing our products to customers; a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; changes in global economic conditions and the potential for unexpected cancellations or delays of customer orders in our reported backlog; our dependence on our customers’ ability to make required capital investment and maintenance expenditures; if we are not able to successfully execute and realize the expected financial benefits from any restructuring and realignment initiatives, our business could be adversely affected; the substantial dependence of our sales on the success of the energy, chemical, power generation and general industries; the adverse impact of volatile raw materials prices on our products and operating margins; the impact of public health emergencies, such as outbreaks of epidemics, pandemics, and contagious diseases, on our business and operations; increased aging and slower collection of receivables, particularly in Latin America and other emerging markets; potential adverse effects resulting from the implementation of new tariffs and related retaliatory actions and changes to or uncertainties related to tariffs and trade agreements; our exposure to fluctuations in foreign currency exchange rates, including in hyperinflationary countries such as Argentina; potential adverse consequences resulting from litigation to which we are a party; expectations regarding acquisitions and the integration of acquired businesses; the potential adverse impact of an impairment in the carrying value of goodwill or other intangible assets; our dependence upon third-party suppliers whose failure to perform timely could adversely affect our business operations; the highly competitive nature of the markets in which we operate; if we are not able to maintain our competitive position by successfully developing and introducing new products and integrate new technologies, including artificial intelligence and machine learning; environmental compliance costs and liabilities; potential work stoppages and other labor matters; access to public and private sources of debt financing; our inability to protect our intellectual property in the United States, as well as in foreign countries; obligations under our defined benefit pension plans; our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud; the recording of increased deferred tax asset valuation allowances in the future or the impact of tax law changes on such deferred tax assets could affect our operating results; our information technology infrastructure could be subject to service interruptions, data corruption, cyber-based attacks or network security breaches, which could disrupt our business operations and result in the loss of critical and confidential information; ineffective internal controls could impact the accuracy and timely reporting of our business and financial results; and other factors described from time to time in our filings with the Securities and Exchange Commission.

All forward-looking statements included in this news release are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

###